UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2010

BLACKWATER MIDSTREAM CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-51403 (Commission File Number)	26-2590455 (IRS Employer Identification No.)

660 LaBauve Drive Westwego, LA (Address of Principal Executive Offices)		70094 (Zip Code)

(504) 340-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 21, 2010 Blackwater Midstream Corp.’s (the “Company”) management made a presentation (the “Presentation”) to a group of accredited investors, brokers and other attendees regarding the Company’s business model, current operations, future operational projections and current outlook at the Accredited Members Small/Mirco Cap Conference held in San Diego, California.

Included in the forward looking statements appearing in the Company’s Presentation is an independent appraisal firm’s appraisal value of its Westwego, LA Terminal that contemplates the completion of its Phase II construction project. Also included are the Company’s estimates of the Phase II construction project’s financing and revenue and expense projections.  The Company is in the initial stages of its Phase II project planning and is currently in the process of seeking and securing building permits.

Additionally included in the Presentation is management’s estimate of a built-out appraisal value of its Brunswick, GA Terminal.   The Company has contracted with an independent appraisal firm to obtain a built-out appraisal value for its Brunswick, GA Terminal and is awaiting the results of that appraisal.

The information in the presentation includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to prospective acquisitions or anticipated future results. Forward-looking statements relate to expectations or forecasts of future events. Blackwater Midstream Corp. does not assume the obligation to update any forward-looking statement. Many factors could cause actual results to differ materially from Blackwater Midstream Corp.’s forward-looking statements, including market forces, economic factors, the availability of capital and credit, current and future competition and other uncertainties. For further details about these and other factors that may impact the forward-looking statements, see Blackwater Midstream Corp.’s Securities and Exchange Commission filings, including the "Risk Factors" in the Annual Report on Form 10-K. This discussion and analysis should be read in conjunction with our unaudited consolidated financial statements and related notes included in our Quarterly Report on Form 10-Q as of June 30, 2010 and our audited financial statements and notes included in our Annual Report on Form 10-K as of and for the year ended March 31, 2010.  For more information, please reference our website at www.BlackwaterMidstream.com

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1	September 21, 2010 PowerPoint Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2010
BLACKWATER MIDSTREAM CORP. a Nevada corporation

By: /s/ Donald St. Pierre
Donald St. Pierre Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
10.1	September 21, 2010 PowerPoint Presentation